SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

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      14a-6(e)(2))
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|_|   Soliciting Material Pursuant to Rule 240.14a-12

                               EP MedSystems, Inc.
                               -------------------
                (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                              [LOGO] EPMedSystems

                               EP MedSystems, Inc.
                          100 Stierli Court - Suite 107
                        Mount Arlington, New Jersey 07856

                                                                  August 3, 2001

Dear Shareholder,

      You are cordially invited to join us for our annual meeting of shareholders to be held this year on Friday, August 24, 2001, at 10:00 a.m., local time, at the offices of Sills Cummis Radin Tischman Epstein & Gross, One Riverfront Plaza, 13th Floor, Newark, New Jersey.

      The notice of annual meeting of shareholders and the proxy statement that follow describe the business to be conducted at the meeting. You will be asked to elect two Class III directors to the Board of Directors. We will also report on matters of current interest to our shareholders.

      Whether you own a few or many shares of stock, it is important that your shares be represented. If you cannot personally attend the meeting, we encourage you to make certain that you are represented by signing the accompanying proxy card and promptly returning it in the enclosed, prepaid envelope.

                                        Sincerely,


                                        David A. Jenkins
                                        Chairman of the Board,
                                        President and Chief Executive Officer

                               EP MEDSYSTEMS, INC.
                          100 Stierli Court - Suite 107
                        Mount Arlington, New Jersey 07856

                    Notice of Annual Meeting of Shareholders

                              Date: August 24, 2001
                          Time: 10:00 a.m., local time

          Place: Offices of Sills Cummis Radin Tischman Epstein & Gross
                        One Riverfront Plaza, 13th Floor
                               Newark, New Jersey

      Matters to be voted on:

      1. A proposal to elect two (2) Class III directors to the Board of Directors, each to serve a three (3) year term and until such directors' respective successors are duly elected and qualified; and

      2. Any other matters as may properly come before the shareholders at the annual meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary.

      The Board of Directors has fixed the close of business on July 16, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting or any adjournment.

      We describe the above proposal in greater detail in the attached proxy statement which we encourage you to review for further information. The Board of Directors recommends a vote "FOR" the proposal. This notice and the attached proxy statement was first mailed to shareholders on August 3, 2001.

      You are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the annual meeting, your proxy vote is important. To ensure representation at the annual meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible, even if you plan to attend the annual meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for this purpose. If you attend the annual meeting, you may vote in person even if you returned a proxy if the proxy is revoked in the manner set forth in the accompanying proxy statement.

                                        By Order of the Board of Directors,


                                        Joseph M. Turner
                                        Chief Financial Officer,
                                        Treasurer and Secretary

August 3, 2001

                  It is important that the enclosed proxy card
                       be completed and returned promptly.

                               EP MEDSYSTEMS, INC.
                          100 Stierli Court - Suite 107
                        Mount Arlington, New Jersey 07856

                               Proxy Statement for
                       the Annual Meeting of Shareholders
                                  to be held on
                                 August 24, 2001

Information About Voting

General

      Our Board of Directors is soliciting proxies for the annual meeting of shareholders to be held at the offices of Sills Cummis Radin Tischman Epstein & Gross, One Riverfront Plaza, 13th Floor, Newark, New Jersey, at 10:00 a.m., local time, on Friday, August 24, 2001 for the purposes set forth in the accompanying notice of annual meeting of shareholders. The principal executive offices of EP MedSystems are located at 100 Stierli Court - Suite 107, Mount Arlington, New Jersey 07856. Voting materials, including this proxy statement and accompanying form of proxy and annual report to shareholders, are being first mailed to all shareholders entitled to vote on or about August 3, 2001.

Who Can Vote?

      You can vote your shares of EP Med's common stock, if our records show that you owned the shares on the close of business on the record date fixed as July 16, 2001. On the record date there were 13,761,217 shares of common stock outstanding.

How do I vote by proxy?

      Follow the instructions on the enclosed proxy card to vote on the proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed prepaid envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on the proposal, the proxyholders will vote for you on the proposal. Unless you instruct otherwise, the proxyholders will vote FOR the nominees proposed by the Board of Directors.

What if other matters come up at the annual meeting?

      The election of directors described in this proxy statement is the only matter we know will be voted on at the annual meeting. If other matters are properly presented at the annual meeting, the proxyholders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

      Yes. At any time before the vote on the proposal, you can change your vote either by giving the EP Med's secretary a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date.

Can I vote in person at the annual meeting rather than by completing the proxy card?

      Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

What do I do if my shares are held in "street name"?

      If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

      We will hold the annual meeting if a quorum is present; a quorum will be present if the holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the annual meeting. Without a quorum, we cannot hold the meeting or transact business. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on the proposal listed on the proxy card.

      If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (so-called "broker non-votes"), such broker non-votes will be counted as present for purposes of determining if a quorum exists but will not be counted in the tabulation of any voting results and will not affect the outcome of the vote.

Who pays for the proxy solicitation?

      We do. In addition to sending you these materials, some of our employees may contract you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this.

                    Proposal: Election of Class III Directors

General

      EP Med's by-laws provide that the number of directors, as determined from time to time by the Board of Directors, shall not be less than three nor more than eleven. Pursuant to the by-laws, the Board of Directors has set the number of directors at four. EP Med's amended and restated certificate of incorporation provides that the directors shall be divided into three (3) classes as nearly equal in number as possible. The current term of Class I directors expires at the 2002 annual meeting of shareholders, the current term of Class II directors expires at the 2003 annual meeting and the current term of the Class III directors expires at the 2001 annual meeting. Thereafter, the successors to each class of directors whose terms expire at succeeding annual meetings, will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. For example, the initial term of the Class III directors to be elected at this annual meeting will expire at the 2004 annual meeting.

      One of the two Class III directors whose term expires at the 2001 annual meeting of shareholders is David A. Jenkins, who has been nominated by the Board of Directors to stand for reelection as a Class III director at the annual meeting, to hold office for a three-year term and until his successor is duly elected and qualified. The Board of Directors has no reason to believe that Mr. Jenkins will be unable or unwilling to serve as a director. If, however, Mr. Jenkins becomes unavailable, the proxies will have discretionary authority to vote for a substitute Class III nominee.

      Effective April 1, 2001, David W. Mortara, a Class III director, resigned his position as a director of EP Med due to business and personal reasons, but not due to any disagreement with the Board of Directors. Pursuant to EP Med's by-laws, the Board of Directors is permitted to elect a person to fill such vacancy; provided, however, that the interim term of such new director is permitted to extend only until the next annual meeting of shareholders at which point, if such person is nominated, the shareholders shall vote on the continued service of such person as a Class III director. In April 2001, the Board of Directors elected Nigel K. Roberts to fill the Class III director vacancy created as a result of Dr. Mortara's departure. The Board of Directors has nominated Dr. Roberts to stand for election as a continuing Class III director at the annual meeting, to hold office for a three-year term until his successor is duly elected and qualified. The Board of Directors has no reason to believe that Dr. Roberts will be unable or unwilling to serve as a director. If, however, Dr. Roberts becomes unavailable, the proxies will have discretionary authority to vote for a substitute Class III nominee.

      In the absence of instructions to the contrary, a properly signed and dated proxy will vote the shares represented by that proxy "FOR" the election of Mr. Jenkins as a Class III director and "FOR" the election of Dr. Roberts as a Class III director. The affirmative vote of a plurality of EP Med's outstanding common stock represented and voting at the annual meeting is required to elect each of the Class III directors.

          The Board of Directors recommends a vote "FOR" the election of David A. Jenkins as a Class III Director and a vote "FOR" the election of Nigel K. Roberts as a Class III Director.

Certain Information Concerning Nominees and Continuing Directors

      The following information with respect to the principal occupation or employment, other affiliations and business experience during the past five years of the Class III nominees and each continuing director has been furnished to EP MedSystems by each director.

Nominees for continued service as directors whose terms expire in 2004 (Class III Directors):

            David A. Jenkins (age 43) is a founder, the Chairman of the Board of Directors, President and Chief Executive Officer of EP MedSystems. Mr. Jenkins has served as the President, Chief Executive Officer and a director of EP MedSystems since its inception in 1993 and as Chairman since 1995. From 1988 to 1993, Mr. Jenkins served as the Chief Executive Officer and then Chairman of the Board of Directors of Arrhythmia Research Technology, Inc., a publicly-held company engaged in the sale and distribution of electrophysiology products. He also serves as a director of Transneuronix, Inc., a privately-held company engaged in the development of neuro-muscular stimulation devices.

            Nigel K. Roberts (age 59) has served as a director of EP MedSystems since April 1, 2001, when he was elected by the Board of Directors to fill the vacancy created by the resignation of David W. Mortara. Dr. Roberts has a medical degree and from 1996-1999 served as Vice President and Medical Director of The Midland Life Insurance Company. From 1989 through 1996 Dr. Roberts held the position of Medical Director and as the Vice President of Nationwide Insurance Company.

Director not standing for election this year whose term expires in 2003 (Class II Director):

            Darryl D. Fry (age 62) has served as a director of EP MedSystems since September 1999, when he was elected by the Board of Directors to fill a vacancy. From December 1993 until his retirement in January 1999, Mr. Fry served, successfully, as President, Chief Executive Officer and Chairman of Cytec Industries, Inc., a New York Stock Exchange listed company. Mr. Fry is a director of Fortis Inc. Mr. Fry also served as a director of North American Van Lines, Inc. until this year.

Director not standing for election this year whose term expires in 2002 (Class I Director):

            John E. Underwood (age 58) has served as a director of EP MedSystems since June 1998. Since 1985, Mr. Underwood has served as the founder and President of Proteus International, a privately-held venture banking and venture consulting concern with offices in Mahwah, New Jersey. Prior to founding Proteus, Mr. Underwood held senior management positions with Pfizer, General Electric and Becton Dickinson.

      No family relationship exists between any of the directors or executive officers of EP MedSystems.

Compensation of Directors

      During 2000, no directors of EP MedSystems received cash or other compensation for services on the Board of Directors or any committee thereof. The directors are reimbursed for their reasonable travel expenses incurred in performance of their duties as directors. Dr. Roberts was granted an option to purchase 60,000 shares of common stock at $2.25 per share upon his appointment to serve on the Board of Directors in April, 2001. These options were issued under the 1995 Director Option Plan upon his election or appointment to the Board. These options vest at the rate of 1,000 shares per month of service on the Board.

1995 Director Option Plan

      The EP MedSystems, Inc. 1995 Director Option Plan was adopted by the Board of Directors and the shareholders in November, 1995, and was amended and restated by the Board of Directors and shareholders in July, 2000. A total of 360,000 shares of common stock of EP Med are available for issuance under the 1995 Director Option Plan and options to purchase 240,000 shares were outstanding as of December 31, 2000.

      Only newly-elected members of the Board of Directors of EP Med or the Board of Scientific Advisors who are not employees of EP Med may be granted options under the 1995 Director Option Plan. The selection of outside directors or scientific advisors who will receive grants under the 1995 Director Stock Option Plan is to be determined by the Board of Directors and EP Med's shareholders in their respective discretion. Each eligible director newly-elected to serve on the Board of Directors is automatically granted an option to purchase 60,000 shares of common stock at an exercise price equal to the fair market value of the common stock on the date the option is granted. Each eligible director newly-elected to serve on the Board of Scientific Advisors of EP MedSystems is automatically granted an option to purchase 36,000 shares of common stock at an exercise price equal to the fair market value of the common stock on the date the option is granted. Both the "director options" and "advisor options" become exercisable at the rate of 1,000 shares per month, commencing with the first month following the date of grant for so long as the optionee remains a director or advisor, as the case may be; provided, however, that upon a "change in control" (see definition below), all options become immediately vested and exercisable.

      A "change in control" is defined to have taken place when (i) any person acquires, directly or indirectly, more than 40% of EP MedSystems' voting securities; (ii) EP Med's original and subsequent Board of Directors elected by at least 2/3rds of the then current Board of Directors no longer constitute a majority of the members of EP Med's Board of Directors; (iii) EP MedSystems enters into a transaction which results in EP Med's shareholders prior to the transaction holding less than 75% of the voting power after the transaction; or
(iv) EP Med's shareholders approve a plan of complete liquidation of the sale or disposition of 50% or more in value of the total assets of EP MedSystems.

      The 1995 Director Option Plan is administered by the Plan Committee, no member of which shall be eligible to participate in such Plan. The Plan Committee has complete authority to interpret the 1995 Director Option Plan, including the power, among other things, to modify the requirements for eligibility for participation and increase benefits accruing to eligible directors without the approval of EP Med's shareholders. The Board of Directors and Plan Committee, however, may not increase the total number of shares of common stock subject to the 1995 Director Option Plan without first obtaining the approval of EP Med's shareholders. The 1995 Director Option Plan will terminate on November 30, 2005, unless earlier terminated by the Board of Directors or extended with the approval of EP Med's shareholders.

Certain Information Concerning Board Meetings and Committees

      During the year ended December 31, 2000, the Board of Directors took action at four meetings at which all then current directors were present and by unanimous written consent on one occasion. EP Med's Board of Directors has established an Audit Committee, a Compensation Committee and a Plan Committee. EP Med does not have a Nominating Committee. There were four meetings of each of the Audit Committee, Compensation Committee and Plan Committee during 2000 at which all members of each such committee were present.

      Audit Committee. EP Med has an Audit Committee of the Board of Directors, at least a majority of whom must be "independent directors" (as defined in the rules of the National Association of Securities Dealers, Inc.), to make recommendations concerning the engagement of independent public accountants, review with the independent public accountants the plans and results of the audit engagement, approve professional services provided by the independent public accountants, review the independence of the independent public accountants, consider the range of audit and non-audit fees and review the adequacy of EP Med's internal accounting controls. Currently, Mr. Underwood and Dr. Roberts are members of the Audit Committee. By written action effective as of May 31, 2000 the Audit Committee adopted a formal written Audit Committee Charter in compliance with the recent Nasdaq Marketplace Rules which was amended in April, 2001; a copy of the Amended and Restated Audit Committee Charter is attached to this proxy statement as Appendix A.

      Compensation Committee. EP MedSystems has a Compensation Committee of the Board of Directors which consists of at least two non-employee directors, none of whom may receive options under the 1995 Long Term Incentive Plan. The Compensation Committee determines compensation for EP Med's executive officers and administers the 1995 Long Term Incentive Plan. Currently, the members of the Compensation Committee are Mr. Underwood and Dr. Roberts.

      Plan Committee. EP MedSystems has a Plan Committee of the Board of Directors to administer the EP Med's 1995 Director Option Plan, none of the members of which are eligible to participate in such Plan. Currently, Mr. Jenkins is the sole member of the Plan Committee.

                  Executive Compensation and Other Information

Executive Officers

      The following table sets forth certain information regarding the current executive officers and certain key employees of EP MedSystems:

                                                                         OFFICER
NAME                 AGE   POSITION                                      SINCE

David A. Jenkins     43    Chairman of the Board, President              1993
                            and Chief Executive Officer

Joseph M. Turner     38    Chief Financial Officer,                      1999
                           Treasurer and Secretary

J. Randall Rolston   54    Vice President, Sales and                     1998
                           Marketing

C. Bryan Byrd        40    Vice President, Engineering and               1993
                           Operations

      David A. Jenkins is a founder and currently Chairman of the Board of Directors, President and Chief Executive Officer of EP MedSystems. Mr. Jenkins has served as the President of EP MedSystems since its inception in 1993 and as Chairman since 1995. From 1988 to 1993, Mr. Jenkins served as the Chief Executive Officer and then Chairman of the Board of Directors of Arrhythmia Research Technology, Inc., a publicly-held company engaged in the sale and distribution of electrophysiology products. He also serves as a director of Transneuronix, Inc., a privately-held company engaged in the development of neuro-muscular stimulation devices.

      Joseph M. Turner joined EP MedSystems as Chief Financial Officer, Treasurer and Secretary of EP MedSystems effective February 1, 1999. Mr. Turner served as Chief Financial Officer and Treasurer of Tri-Seal International, a thermoplastic extrusion company from 1994 to 1999. Prior to joining Tri-Seal International, he was employed at PricewaterhouseCoopers LLP from 1985-1994. Mr. Turner is a certified public accountant.

      J. Randall Rolston is the Vice President, Sales and Marketing of EP MedSystems. Mr. Rolston joined EP MedSystems in September, 1996 as National Sales Manager and was named Vice President, Sales in April, 1998. Prior to joining EP MedSystems, Mr. Rolston was employed in various sales management positions at Cordis Webster, an electrophysiology catheter company owned by Johnson & Johnson. Prior to Cordis Webster, Mr. Rolston held various sales management positions, including 15 years at American Edwards prior to its merger with Baxter Healthcare Corporation.

      C. Bryan Byrd is the Vice President, Engineering and Operations of EP MedSystems. Mr. Byrd joined EP MedSystems in April, 1993 to oversee software development for new products. From 1989 to 1993, he co-founded and served as the Director of Engineering for BioPhysical Interface Corp. where he was responsible for developing automated computerized monitoring equipment for pacemaker and open heart operating rooms and follow-up clinics. Prior to founding BioPhysical Interface Corp., he was a software engineer working on products for Medtronic, Inc. where he developed the ValveBase, PaceBase(R)and TeleTrace(R)software modules and before that with Mt. Sinai Medical Center in Miami Beach, Florida.

Executive Compensation

      The following summary compensation table sets forth certain information concerning compensation paid or accrued to EP Med's five most highly paid executive officers for services rendered in all capacities for the years ended December 31, 2000, 1999 and 1998. No other executive officer of EP MedSystems was paid a salary and bonus aggregating greater than $100,000 during such time periods.

                           Summary Compensation Table

                                                                                 Long Term
                                            Annual Compensation                Compensation
                                  ---------------------------------------  ---------------------
Name and Principal                                Salary          Bonus    Securities Underlying
Position                            Year             $               $           Options
------------------------------    --------     -----------      ---------  ---------------------
David A. Jenkins                    2000         $225,000             --         70,000(1)
Chairman, President and             1999         $203,750             --             --
Chief Executive Officer             1998         $150,833             --             --

J. Randall Rolston                  2000         $160,549             --          6,222(2)
Vice President, Sales and           1999         $158,851             --         15,922(3)
Marketing                           1998         $156,077         $2,500         55,271(4)

C. Bryan Byrd                       2000         $154,658             --         50,000(5)
Vice President, Engineering         1999         $112,083             --             --
and Operations                      1998         $102,083             --         18,000(6)

Joseph M. Turner                    2000         $125,000             --          5,000(7)
Chief Financial Officer             1999         $110,000             --         50,000(8)
                                    1998               --             --             --

----------

(1) On December 24, 2000, EP Med granted Mr. Jenkins an incentive stock option to purchase 70,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $2.20 per share. Options to purchase 35,000 of such shares vested on the grant date and options to purchase an additional 35,000 of such shares vested on January 1, 2001. The term of such option is ten years. This option replaced a fully vested option held by Mr. Jenkins for the same number of shares that expired in December 2000.

(2) On January 11, 2000, EP Med granted Mr. Rolston an incentive stock option to purchase 6,222 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $4.19 per share. Options to purchase 1,244 of such shares vested on the grant date and options to purchase an additional 1,244 of such shares vest each year thereafter. The term of such option is ten years.

(3) On January 1, 1999, EP Med granted Mr. Rolston an incentive stock option to purchase 12,500 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $3.00 per share. Options to purchase 2,500 of such shares vested on the grant date and options to purchase an additional 2,500 of such shares vest each year thereafter. The term of such option is five years. On June 30, 1999, EP Med granted Mr. Rolston an incentive stock option to purchase 3,422 shares of common stock pursuant to the 1995 Long term Incentive Plan at an exercise price of $3.00 per share. Options to purchase 685 of such shares vested on the grant date and options to purchase an additional 684 of such shares vest each year thereafter. The term of such option is five years.

(4) On April 30, 1998, EP Med cancelled an incentive stock option to purchase 12,000 shares of common stock issued in 1996 and granted Mr. Rolston a new incentive stock option to purchase 12,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $3.00 per share. Options to purchase 2,400 of such shares vested on the grant date and options to purchase an additional

      2,400 of such shares vest each year thereafter. The term of such option is five years. On July 23, 1998, EP Med granted Mr. Rolston an incentive stock option to purchase 969 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $2.50 per share. Options to purchase all 969 of such shares vested on the grant date. The term of such option is five years. On July 23, 1998, EP Med granted Mr. Rolston an incentive stock option to purchase 15,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $3.00 per share. Options to purchase 3,000 of such shares vested on the grant date and options to purchase an additional 3,000 of such shares vest each year thereafter. The term of such option is five years. On December 7, 1998, EP Med granted Mr. Rolston an incentive stock option to purchase 12,500 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $3.00 per share. Options to purchase 2,500 of such shares vested on the grant date and options to purchase an additional 2,500 of such shares vest each year thereafter. The term of such option is five years. On December 31, 1998, EP Med granted Mr. Rolston an incentive stock option to purchase 14,802 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $2.88 per share. Options to purchase 2,960 of such shares vested on the grant date and options to purchase an additional 2,960 of such shares become exercisable each year thereafter. The term of such option is five years.

(5) On April 17, 2000, EP Med granted Mr. Byrd an incentive stock option to purchase 50,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $4.125 per share. Options to purchase 10,000 of such shares vest one year from the grant date and options to purchase an additional 10,000 of such shares vest each year thereafter. The term of such option is ten years.

(6) On July 23, 1998, EP Med granted Mr. Byrd an incentive stock option to purchase 18,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $3.00 per share. Options to purchase 3,600 of such shares vested on the grant date and options to purchase an additional 3,600 of such shares vest each year thereafter. The term of such option is five years.

(7) On October 20, 2000, EP Med granted Mr. Turner an incentive stock option to purchase 5,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $3.25 per share. Options to purchase 1,000 of such shares vest one year from the grant date and options to purchase an additional 1,000 of such shares vest each year thereafter. The term of such option is ten years.

(8) On February 5, 1999, EP Med granted Mr. Turner an incentive stock option to purchase 50,000 shares of common stock pursuant to the 1995 Long Term Incentive Plan at an exercise price of $3.00 per share. Options to purchase 10,000 of such shares vested on the grant date and options to purchase an additional 10,000 of such shares vest each year thereafter. The term of such option is five years.

Stock Options

      The following table sets forth certain information concerning grants of stock options to the individuals named in the above summary compensation table during the fiscal year ended December 31, 2000.

                        Option Grants in Fiscal Year 2000

                                  Number of Shares    Percent of Total       Exercise        Expiration
                                    Underlying       Options Granted to      Price Per           Date
                                  Options Granted     Employees in 2000        Share
                                                                              ($/sh)
                                  ------------------------------------------------------------------------
David A. Jenkins                      70,000                28.8%              $2.20         December 2010
Chairman, President and
Chief Executive Officer

J. Randall Rolston                     6,222                 2.6%              $4.19          January 2010
Vice President, Sales

Joseph M. Turner                       5,000                 2.1%              $3.25         November 2010
Chief Financial Officer

C. Bryan Byrd                         50,000                20.6%              $4.13            April 2010
Vice President, Engineering
and Manufacturing

      The exercise prices of options granted during the fiscal year ended December 31, 2000 were equal to or greater than the fair market value of EP Med's common stock on the date of each such grant.

Option Exercises and Holdings

      The following table provides certain information concerning the exercises of stock options during the fiscal year ended December 31, 2000 and stock options held as of December 31, 2000 and the value of unexercised stock options held as of such date by the individuals named in the above summary compensation table.

         Aggregated Option Exercises in 2000 and Year-End Option Values

                                                                     Number of Shares         Value of Unexercised in-the-
                                                                  Underlying Options at         Money Options at December
                                                                    December 31, 2000                 31, 2000 (1)
                                                                ----------------------------------------------------------
                                  Shares           Value        Exercisable   Unexercisable    Exercisable   Unexercisable
Name                             Acquired         Realized
                                    on
                                 Exercise
--------------------------------------------------------------------------------------------------------------------------
David A. Jenkins (2)              ______           ______         127,000         39,000         $17,296         $752
Chairman, President
and Chief Executive
Officer

J. Randall Rolston (3)            ______           ______          62,319         43,096              --           --
Vice President, Sales

Joseph M. Turner (3)              ______           ______          20,000         30,000              --           --
Chief Financial
Officer

C. Bryan Byrd (3)                 50,000         $200,000          20,800         57,200         $ 8,580           --
Vice President,
Engineering and
Manufacturing

      During the fiscal year ended December 31, 2000, 698,500 options were exercised.

----------
(1) Amounts calculated by subtracting the exercise price of the options from the market value of the underlying common stock using the closing sale price on the Nasdaq National Market of $2.188 per share on December 31, 2000.

(2) On August 31, 1995, EP Med granted Mr. Jenkins a non-qualified stock option to purchase 96,000 shares of common stock at an exercise price of $2.00 per share (the "Jenkins NQSO"). Options to purchase 28,000 of the Jenkins NQSO shares became exercisable on the grant date and options to purchase 1,000 shares became exercisable each month thereafter. The term of the Jenkins NQSO option is ten years. On December 26, 2000, EP Med granted Mr. Jenkins an incentive stock option to purchase 70,000 shares of common stock pursuant to EP Med's 1995 Plan at an exercise price of $2.20 per share (the "Jenkins ISO"). Options to purchase 35,000 of the Jenkins ISO shares became exercisable upon the grant and options to purchase the remaining 35,000 Jenkins ISO shares became exercisable in January 2001. The term of such option is ten years.

(3)   See footnotes to above summary compensation table.

Employment Agreements

      On August 31, 1995, EP MedSystems entered into an employment agreement addendum with David A. Jenkins, the President, Chief Executive Officer and Chairman of the Board, which extended the term of his original employment agreement through March 1, 1999; this was later further extended through December 31, 2000. EP MedSystems has not entered into a new employment agreement with Mr. Jenkins nor has the original Employment Agreement, as amended, been further modified or extended. Mr. Jenkins continues in his position as President, Chief Executive Officer and Chairman of the Board.

Section 16(a) Beneficial Ownership Reporting Requirements

      Section 16(a) of the Securities and Exchange Act of 1934 requires EP Med's executive officers, directors and holders of more than 10% of EP Med's common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are required to furnish EP Med with copies of all Section 16(a) forms which they file. Based solely on our review of the copies of such forms received by us or oral or written representations from certain reporting persons that no Annual Statements of Beneficial Ownership on Form 5 were required for those persons, we believe that, with respect to the year ended December 31, 2000, our executive officers, directors and greater than 10% beneficial owners complied with all such filing requirements.

Certain Relationships and Related Transactions

      Arrangement with Mortara Instrument, Inc. EP MedSystems purchases certain components for the EP WorkMate(R) and ALERT(R) Companion from Mortara Instrument, Inc. Dr. David W. Mortara, a former director of EP MedSystems, who resigned from the Board of Directors and his committee positions in April, 2001, and a shareholder of EP Med, is also a director and shareholder of Mortara Instrument, Inc. The approximate value of products purchased from Mortara Instrument was $1,087,000 and $971,000 in 2000 and 1999, respectively. EP Med believes that each of the transactions with Mortara Instrument were entered into on terms comparable to those it would have received from an unaffiliated third party.

      Loan to C. Bryan Byrd. On May 23, 2000, EP MedSystems made a loan of $100,000 to C. Bryan Byrd, its Vice President, Engineering and Operations, to finance Mr. Byrd's exercise of fully vested options. The loan is a recourse loan bearing interest at the Federal Fund rate and is secured by a pledge of 50,000 shares of EP Med's common stock owned by Mr. Byrd. Principal and all accrued interest are due and payable on May 23, 2003. EP Med believes that this loan was entered into on terms comparable to those it would have given to an unaffiliated third party.

      Financing Transaction with Medtronic, Inc./Pledge of Security by David A. Jenkins. In November, 2000, EP MedSystems completed a debt financing with Medtronic Asset Management, Inc., an affiliate of Medtronic, Inc., one of EP Med's shareholders and one of the world's leading medical technology companies, which provided an aggregate of $3.2 million of which approximately $2.3 million was utilized to repay outstanding amounts on EP Med's revolving credit facility with our bank. EP MedSystems received $1.6 million at the closing of the transaction in November, 2000 and received the remaining $1.6 million on January 18, 2001.

      The financing transaction, evidenced by a note purchase agreement and secured promissory note bearing interest at two percentage points over the prime rate, provides that the principal and all accrued interest on the note are to be repaid on November 15, 2003 and that the note is secured by a pledge by David A. Jenkins, EP Med's President and Chief Executive Officer and a director and shareholder of EP Med, of 300,000 shares of common stock of Transneuronix, Inc., a privately-held company engaged in the development of neuro-muscular stimulation devices. The shares pledged amount to approximately 5% of the total outstanding common stock of Transneuronix, Inc. Mr. Jenkins did not receive any compensation from EP MedSystems for furnishing the pledge as security for the note. As part of the transaction, Medtronic agreed to subordinate its rights to repayment from EP Med to existing rights of EP Med's bank.

      EP Med believes that this loan was entered into on terms comparable to those it would have obtained from an unaffiliated third party except that Medtronic agreed to subordinate its rights to repayment to existing rights of EP Med's bank and David A. Jenkins agreed to furnish his pledge as security for the loan without compensation from EP Med.

      Private Placement Financing Transaction with Cardiac Capital, LLC. On March 28, 2001, we completed the sale and issuance of 1,625,000 shares of our common stock and 812,500 warrant shares to two investors. The terms of the financing provided for a purchase price of $1.99 per share of common stock and $0.02 per warrant share for an aggregate purchase price of $3,250,000 without giving effect to the possible exercise of warrants at an exercise price of $4.00 per share, subject to adjustment. The transaction, which was contingent upon obtaining shareholder approval, closed on March 28, 2001 and the closing sale price for EP Med's common stock on March 27, 2001 was $2.875. As such, the price afforded the investors in this transaction was below market. However, the Board of Directors obtained an opinion from Tucker Anthony Sutro Capital Markets, acting as EP Med's financial advisor, as to the fairness of the transaction to the public shareholders of EP Med from a financial point of view.

      Included among the investors is Cardiac Capital, LLC, a Georgia limited liability company, of which David A. Jenkins, our Chairman of the Board, President and Chief Executive Officer and a director and shareholder of EP Med, is a 50% owner. The aggregate amount of the new shares, which potentially may be issued in the financing, is in excess of 20% of the outstanding common stock of EP Med, assuming all warrants are exercised. The consummation of the transaction has provided EP MedSystems with over $3,000,000 in working capital after expenses and may result in additional funds if warrants are exercised.

      Cardiac Capital, LLC and David A. Jenkins have a very substantial ownership interest in EP MedSystems and may be in a position to control EP Med's management and operations as a result of such ownership interest. David A. Jenkins and Rollins Investment Fund, the other 50% owner in Cardiac Capital, have entered into a letter agreement pursuant to which Mr. Jenkins has agreed that he shall forebear from selling any shares of common stock of EP Med owned by him, and shall cause his spouse, lineal descendants and any trust for the benefit of any of them to similarly forebear from selling any shares of common stock of EP Med owned by any of them in the first year following the closing of the private placement financing, without the prior written consent of Rollins Investment Fund. The letter agreement further provides that, notwithstanding any provision to the contrary contained in the Operating Agreement of Cardiac Capital, the decision of Cardiac Capital to exercise its registration rights after the first anniversary of the closing may be made by Rollins Investment Fund in its sole judgment and without the consent of Mr. Jenkins.

Report of the Audit Committee

      The Audit Committee of the Board of Directors currently consists of two "independent" directors, John E. Underwood (Chair) and Nigel K. Roberts. The Audit Committee reviewed and discussed EP Med's audited December 31, 2000 financial statements with EP Med's management. In addition, the Audit Committee discussed with EP Med's auditors, PricewaterhouseCoopers LLP, the matters required by Statement on Auditing Standards No. 61, which include the following:

      o PricewaterhouseCoopers LLP's responsibility under generally accepted auditing standards

      o     Significant account policies

      o     Management's judgments and accounting estimates

      o     Significant audit adjustments

      o Other information in documents containing audited financial statements

      o Disagreements with EP Med's management, including accounting principles, scope of audit and disclosures

      o Major issues discussed with EP Med's management prior to retention of PricewaterhouseCoopers LLP

      o     Difficulties encountered in performing the audit

      The Audit Committee received and discussed with PricewaterhouseCoopers LLP written disclosures and the letter regarding any significant relationships that could impair PricewaterhouseCoopers LLP's independence (as required by Independence Standards Board Statement No. 1), and considered the compatibility of non-audit services with PricewaterhouseCoopers LLP's independence. Based upon the above reviews and discussions, the Audit Committee recommended to the Board of Directors that EP Med's December 31, 2000 audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

      The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition as applicable to small business issuers, including the requirement that a majority of the audit committee members are "independent" directors, as that term is defined by NASD Rule 4200(a)(14). In 2000, the Audit Committee and the Board of Directors approved and adopted an Audit Committee Charter, which was amended in April 2001; a copy of the Amended and Restated Audit Committee Charter is attached to this proxy statement as Appendix A.

                            John E. Underwood, Chair
                            Nigel Roberts

Relationship with Independent Auditors

      PricewaterhouseCoopers LLP serves as EP Med's independent certified public accountants. It is EP Med's current intention to engage PricewaterhouseCoopers to act as its independent auditors for the current fiscal year which ends on December 31, 2001 subject to approval by the Board of Directors of a final fee proposal from such auditors. PricewaterhouseCoopers LLP has audited EP Med's consolidated financial statements for the fiscal year ended December 31, 2000.

      A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting, with the opportunity to make a statement, if the representative so desires, and is expected to be available to respond to appropriate questions from shareholders.

      The Audit Committee has considered the services performed by EP Med's auditors, as so performed, to be compatible with maintaining the principal accountant's independence.

Audit Fees

      The aggregate fees billed by PricewaterhouseCoopers LLP for the audit of EP Med's annual financial statements for the 2000 fiscal year and for the reviews of the financial statements included in EP Med's Annual Report on Form 10-KSB and its Quarterly Reports on Form 10-QSB were $57,000.

Financial Information Systems Design and Implementation Fees

      PricewaterhouseCoopers LLP did not render any services related to financial information systems design and implementation for the fiscal year ended December 31, 2000.

All Other Fees

      The aggregate fees billed for all other services, including tax compliance and consulting and transaction-related services, rendered by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2000 were $44,020.

Security Ownership of Certain Beneficial Owners and Management

      Based upon information available to EP MedSystems, the following table sets forth certain information regarding beneficial ownership of common stock of EP MedSystems as of July 20, 2001, by (i) each of EP Med's directors, (ii) the individuals identified in he summary compensation table, (iii) all directors and executive officers as a group, and (iv) each person known to EP MedSystems to beneficially own more than 5% of EP Med's common stock pursuant to filings made by respective holders with the Securities and Exchange Commission. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

                                                       Shares of Common Stock
Name and Address of Beneficial Owner                   Beneficially Owned (1)       Percent of Class
----------------------------------------------------------------------------------------------------
Group comprised of Cardiac Capital, LLC, Rollins             3,343,400(2)                 22.7%
Investment Fund, R. Randall Rollins, Gary W. Rollins
and David A. Jenkins

         Cardiac Capital, LLC                                2,250,000                    15.5%
         2170 Piedmont Road, N.E
         Atlanta, Georgia 30324 (3)

         Rollins Investment Fund                             2,250,000                    15.5%
         R. Randall Rollins
         Gary W. Rollins
         2170 Piedmont Road, N.E
         Atlanta, Georgia 30324 (4)

         David A. Jenkins                                    3,343,400                    22.7%
         Chairman of the Board
         President and Chief Executive Officer
         c/o EP MedSystems, Inc.
         100 Stierli Court, Suite 107
         Mount Arlington, New Jersey 07856 (5)

Group comprised of EGS Management, LLC,                      1,279,380                     9.0%
EGS Partners, LLC, The Pharmaceutical/Medical
Technology Fund, L.P., Strategic Healthcare
Investment Fund, EGS Private Healthcare
Associates, LLC, EGS Private Healthcare
Partnership, L.P., William Ehrman, Frederic
Greenberg, J. Frederick Ketcher, Junas Gerstl,
William D. Lautman, James McLaren
350 Park Avenue, 11th Floor
New York, New York 10022 (6)

Hambrecht & Quist Capital Management                         1,075,000                     7.8%
Incorporated
H&Q Healthcare Investors
30 Rowmes Wharf, 4th Floor
Boston, Massachusetts 02110-3328 (7)

Darryl D. Fry                                                  137,000                       *
Director
100 Stierli Court - Suite 107
Mount Arlington, New Jersey 07856 (8)

John E. Underwood                                               37,000                       *
Director
c/o Proteus International
Crossroads Plaza
Mahwah, New Jersey 07430 (9)

Nigel K. Roberts                                                 4,000                       *
Director
100 Stierli Court - Suite 107
Mount Arlington, New Jersey 07856 (10)

J. Randall Rolston                                             128,875                       *
Vice President, Sales and Marketing
100 Stierli Court - Suite 107
Mount Arlington, New Jersey 07856 (11)

C. Bryan Byrd                                                  102,800                       *
Vice President, Engineering and Operations
100 Stierli Court - Suite 107
Mount Arlington, New Jersey 07856 (12)

Joseph M. Turner                                                30,000                       *
Chief Financial Officer
100 Stierli Court - Suite 107
Mount Arlington, New Jersey 07856 (13)

All executive officers and directors as a group (7           3,783,075                    25.0%
persons) (14)

*     Represents beneficial ownership of less than 1% of the common stock.

----------

(1) Applicable percentage ownership as of July 20, 2001 is based upon 13,761,217 shares of common stock outstanding. Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange

      Act of 1934, as amended. Under Rule 13d-3, shares issuable within 60 days upon exercise of outstanding options, warrants, rights or conversion privileges are deemed outstanding for the purpose of calculating the number and percentage owned by the holder of those rights, but not deemed outstanding for the purpose of calculating the percentage owned by any other person. "Beneficial ownership" under Rule 13d-3 includes all shares over which a person has sole or shared dispositive or voting power.

(2) The information set forth with respect to the Cardiac Capital Group is based on information contained in a Statement on Schedule 13D filed with the SEC on April 5, 2001 (the "Cardiac Capital Schedule 13D"). The shares reflected in the table represent (i) 2,250,000 shares beneficially owned by Cardiac Capital, LLC; (ii) 2,250,000 shares beneficially owned by Rollins Investment Fund, indirectly as a 50% owner of Cardiac Capital, LLC, with shared voting and investment power with David A. Jenkins (see footnotes (3), (4) and (5)); (iii) 2,250,000 shares beneficially owned by each of R. Randall Rollins and Gary W. Rollins, indirectly as equal owners of Rollins Investment Fund, with shared voting and investment power with David A. Jenkins (see footnotes (3), (4) and (5)); and (iv) 3,343,400 shares beneficially owned by David A. Jenkins, 2,250,000 of which shares are owned with shared voting and investment power with Rollins Investment Fund, R. Randall Rollins and Gary W. Rollins (see footnotes (3) and (5)).

(3) In the Cardiac Capital Schedule 13D, the members of the group have reported that Cardiac Capital, LLC, the record owner of the securities reflected, is a Georgia limited liability company, the ownership of which is divided equally between Rollins Investment Fund, a Georgia general partnership consisting of R. Randall Rollins and Gary W. Rollins, and David A. Jenkins. Includes 750,000 shares issuable upon exercise of outstanding warrants exercisable by Cardiac Capital (see footnotes (2), (4) and (5)).

(4) In the Cardiac Capital Schedule 13D, Rollins Investment Fund has reported that it is a Georgia general partnership, the ownership of which is divided equally between R. Randall Rollins and Gary W. Rollins. Rollins Investment Fund owns 50% of Cardiac Capital, LLC, the record owner of the shares of common stock and warrant shares reflected in the table, and, as such, the Rollins Investment Fund's ownership is indirect and it shares voting and investment power with David Jenkins, the other 50% owner of Cardiac Capital. Rollins Investment Fund and David Jenkins, together with EP MedSystems, have entered into a letter agreement, dated March, 2001, pursuant to which David Jenkins has agreed that he shall forbear from selling any shares of common stock of EP MedSystems owned by him, and shall cause his spouse, his lineal descendants and any trust for the benefit of any of them to similarly forbear from selling any shares of common stock of EP MedSystems owned by any of them during the first year following the closing without the prior written consent of Rollins Investment Fund. Under the letter agreement, Mr. Jenkins has further agreed that, notwithstanding any provision to the contrary in the operating agreement of Cardiac Capital, the decision of Cardiac Capital to exercise its registration rights after the first anniversary of the closing may be made by Rollins Investment Fund in its sole judgment and without the consent of Mr. Jenkins. Includes 750,000 shares issuable upon the exercise of outstanding warrants exercisable by Cardiac Capital. Rollins Investment Fund disclaims beneficial ownership of 1,125,000 shares (i.e., 50%) of common stock and warrant shares and each of Messrs. R. Randall Rollins and Gary W. Rollins disclaims beneficial ownership of one-half of such shares (see footnotes (2), (3) and (5)).

(5) Includes 166,000 shares issuable upon exercise of fully vested options. Also includes 160,000 shares held by Mr. Jenkins as trustee for the Dalin Class Trust, 42,500 shares held by Mr. Jenkins' wife and 20,000 shares held by Mr. Jenkins' wife as custodian for his children. Also includes 2,250,000 shares beneficially owned by Cardiac Capital, LLC, the record owner of the shares of common stock and warrant shares reflected in the table, is a Georgia limited liability company, the ownership of which is divided equally between Mr. Jenkins and Rollins Investment Fund and, as such, Mr. Jenkins' ownership is indirect and he shares voting and investment power with Rollins Investment Fund; 750,000 of such shares are issuable upon the exercise of outstanding warrants exercisable by Cardiac Capital, LLC (see footnotes (2), (3) and (4)). Mr. Jenkins disclaims beneficial ownership of (i) 42,500 shares held by his wife, (ii) 20,000 shares held by his wife as custodian for his children, and (iii) 1,125,000 shares (i.e., 50%) of common stock and warrant shares held of record by Cardiac Capital, LLC.

(6) The information set forth with respect to the EGS Group is based on information contained in an amendment to a Statement on Schedule 13G filed with the SEC on February 16, 2000. The shares reflected in the table represent (i) 1,000,000 shares beneficially owned by EGS Private Healthcare Associates, LLC ("EGS Associates"), indirectly through its ownership of EGS Private Healthcare Partnership, L.P. ("EGS Partnership"), which is the record owner of 875,000 shares (which includes 306,250 shares issuable upon the exercise of outstanding warrants) and EGS Private Healthcare Counterpart, L.P. ("EGS Counterpart"), which is the record owner of 125,000 shares (which includes 43,750 shares issuable upon the exercise of outstanding warrants); (ii) 215,682 shares beneficially owned by EGS Management, LLC ("EGS Management"), indirectly through its ownership of The Pharmaceutical/Medical Technology Fund, L.P. ("Pharma/Medical"), which is the record owner of the 215,682 shares; (iii) 43,698 shares beneficially owned by EGS Partners, LLC ("EGS Partners"), which is the beneficial owner of Strategic Healthcare Investment Fund (having an address at c/o Mees Pierson (Cayman) Limited, British American Centre, Phase 3, Dr. Roy's Drive, P.O. Box 2003, George Town, Grand Cayman, Cayman Islands, B.W.I.), which is the record owner of the 43,698 shares; (iv) 1,259,380 shares beneficially owned by William Ehrman, Frederic Greenberg, J. Frederick Ketcher, Jonas Gerstl and William D. Lautman, indirectly, as members of each of EGS Management, EGS Partners and EGS Associates; (v) 20,000 shares beneficially owned by Frederic Greenberg; and (vi) 1,000,000 shares beneficially owned by James McLaren, indirectly, as a member of EGS Associates.

(7) The information set forth with respect to Hambrecht & Quist Capital Management Incorporated and H&Q Healthcare Investors is based on information contained in a Statement on Schedule 13G (the "H&Q Schedule 13G") filed with the SEC on February 2, 2001. The shares reflected in the table represent (i) 645,000 shares beneficially held by H&Q Healthcare Investors, a registered investment company, and (ii) 430,000 shares beneficially owned by Hambrecht & Quist Capital Management, a registered investment advisor. In the H&Q Schedule 13G, Hambrecht & Quist Capital Management disclaims any beneficial interest in the shares reported and indicates that it believes that the client accounts that it manages are not acting as a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, and that it and such clients are not otherwise required to attribute to each other the "beneficial ownership" of securities.

(8)   Includes 19,000 shares issuable upon exercise of fully vested options.

(9)   Includes 37,000 shares issuable upon exercise of fully vested options.

(10)  Includes 4,000 shares issuable upon exercise of fully vested options.

(11)  Includes 68,463 shares issuable upon exercise of fully vested options.

(12)  Includes 30,800 shares issuable upon exercise of fully vested options.

(13)  Includes 30,000 shares issuable upon exercise of fully vested options.

(14) Includes 1,327,763 shares issuable upon exercise of fully vested options and warrants.

                                 OTHER BUSINESS

      The Board of Directors does not intend to present any business at the annual meeting other than as set forth in the accompanying notice of annual meeting of Shareholders, and has no present knowledge that any others intend to present business at the annual meeting. If, however, other matters requiring the vote of the shareholders properly come before the annual meeting or any adjournment or postponement thereof, the persons named in the accompanying proxy will have discretionary authority to vote the proxies held by them in accordance with their judgment as to such matters.

                                  MISCELLANEOUS

Shareholder Proposals

      Shareholder proposals intended for inclusion in the proxy materials for EP Med's 2002 annual meeting of shareholders must be received by EP MedSystems no later than March 20, 2002. Such proposals should be directed to EP MedSystems, Inc., 100 Stierli Court - Suite 107, Mount Arlington, New Jersey 07856,
Attention: Corporate Secretary.

Annual Report

      A copy of EP Med's Annual Report to Shareholders for 2000, including financial statements, accompanies this proxy statement.

                                   FORM 10-KSB

      A COPY OF THE EP MED'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL SHAREHOLDERS OR SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO INVESTOR RELATIONS AT THE EP MED'S PRINCIPAL EXECUTIVE OFFICES.

                                        By Order of the Board of Directors,


                                        /s/ Joseph M. Turner

                                        Joseph M. Turner
                                        Chief Financial Officer, Treasurer and
                                        Secretary

August 3, 2001

                                   Appendix A

                               EP MEDSYSTEMS, INC.

                              AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER
                          (dated as of April 1, 2001 )

Organization

There shall be a committee appointed by the Board of Directors of EP MedSystems, Inc., a New Jersey corporation (the "Corporation"), of not less than two (2) members or as required by the Securities and Exchange Commission (the "SEC"), the applicable stock exchange regulations, or other applicable federal and state laws to be known as the audit committee (the "Committee"). The Committee shall be composed of members of the board of directors a majority of whom are independent of the management of the Corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member. The members of the Committee shall have the financial knowledge or experience to enable them to carry out their responsibilities and at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

Statement of Policy

The Committee shall provide assistance to the board of directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting and reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Committee to maintain free and open means of communication between the board of directors, the independent auditors, and the financial management of the Corporation.

Responsibilities

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the board of directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Committee will:

      o Review and recommend to the board of directors the independent auditors to be selected to audit the financial statements of the Corporation and its divisions and subsidiaries.

      o Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

      o Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and solicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed control or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

      o Review the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

      o Review the financial statements contained in the annual report on Form 10-K and interim financial statements contained in the quarterly reports on Form 10-Q with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. If the quarterly report states that the interim financial statements have been reviewed by the independent auditors, the Committee shall obtain a report of such review from the independent auditors and provide for such report to be included in the quarterly report. Any changes in accounting principles should be reviewed.

      o In reviewing the financial statements contained in the annual report on Form 10-K, the Committee shall provide the board of directors with a written report stating whether:

            i) The Committee reviewed and discussed the audited financial statement with management;
            ii) The Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards);
            iii) The Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant the independent accountant's independence; and
            iv) Based upon (i) through (iii), the Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

      o Review all of the Corporation's filings with the SEC to ensure that the rules and regulations relating to the Corporation's financial statements are complied with.

      o Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, and accounting auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

      o Review accounting and financial human resources and succession planning within the Corporation.

      o Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

      o Investigate, within the scope of its duties, any matter brought to its attention with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

      o Comply with the rules and regulations regarding the requirements of the Corporation's financial statements and of the composition and conduct of an audit committee as may be required by SEC regulations; applicable stock exchange requirements or other applicable federal and state law.

                                 REVOCABLE PROXY
                               EP MEDSYSTEMS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 24, 2001.

      The undersigned hereby appoint(s) Joseph M. Turner and John E. Underwood, and each of them, as proxies, each with full power of substitution, to represent and vote as designated all shares of common stock of EP MedSystems, Inc. held of record by the undersigned on July 16, 2001, at the annual meeting of shareholders of the Company to be held at the offices of Sills Cummis Radin Tischman Epstein & Gross, One Riverfront Plaza, 13th Floor, Newark, New Jersey, at 10:00 a.m., local time, on Friday, August 24, 2001 with authority to vote upon the matters listed on this proxy card and with discretionary authority as to any other matters that may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE. |X|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR THE NOMINEES" IN ITEM 1.

                                            FOR      WITHHOLD AUTHORITY   EXCEPT
                                            the
                                            Nominee

1.    ELECTION OF DIRECTORS

      Class III Nominee: David A. Jenkins   |_|             |_|             |_|

      Class III Nominee: Nigel K. Roberts

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

                                   ----------

      SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER IN THE SPACE PROVIDED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR THE NOMINEES" IN ITEM 1.

                                            YES             NO
      Please check box if you I plan to
      attend the meeting                    |_|             |_|

         IMPORTANT -- PLEASE BE SURE TO DATE AND SIGN THIS PROXY BELOW.


Signature(s): _____________________________________     Date ___________________
              Shareholder signature

      Please sign exactly as your name appears hereon. Attorneys, trustees, executors and other fiduciaries acting in a representative capacity should sign their names and give their titles. An authorized person should sign on behalf of corporations, partnerships, associations, etc. and give his or her title. If your shares are held by two or more persons, each person must sign. Receipt of the notice of meeting and proxy statement is hereby acknowledged.

                               PLEASE ACT PROMPTLY
                    SIGN, DATE AND MAIL YOUR PROXY CARD TODAY